Exhibit 10.1

LongHua county BIOMASS ENERGY
 Power plant Project
Investment and Construct AGREEMENT

 (CHINA POWER INC)

Party A: LongHua government

Party B: BeiJing JinRenTaiHe Trade Ltd.

             CHINA POWER INC. USA

2007/10/10

Party A: LongHua government

(Party A)

Party B: BeiJing JinRenTaiHe Trade Ltd.

             CHINA POWER INC. USA

(Party B)

According to continuing development strategy and circulation economy building requirements, for accelerating the utility of renewable resource, whereas Party A has plenty of biomass resource , including corn - straw, whereas Party B has the ability to invest and build BIOMASS ENERGY power plant with technology and financing, both of the party agree to the following THIS AGREEMENT FOR FURTHER cooperation of investment and building BIOMASS ENERGY power plant, after  friendly negotiation and fieldwork demonstration, BOTH PARTIES HAVE REACHED AGREEMENT/TERMS AS FOLLOWING:

Project Scale

According to Party A’s authorized areas and the development plan for straw ( CORN) and uncultivated mountain resource, Party B invest to build a BIOMASS ENERGY Power plant, which can treat BIOMASS /STRAW FOR 1000 ton/day and generate electricity POWER FOR 50 MW (= 2×25,000 KW), the total INVESTMENT is about RMB 580 million Yuan ( CHINA CURRENCY) and named the project as “LongHua GREEN ENERGY CO. LTD /LongHua Biomass ENERGY power plant”.

Construction Location

After field work/trips, this BIOMASS ENERGY power plant is located at LongHua county TangTouGou Town LuoYing village. TOTAL LANDS POSITION IS 200 MU ( 1 MU = 667 SQ.METERS)

Construction Time

December 30, 2009

UPON FURTHER GOVERNMENT’S APPROVAL FOR CONSTRUCTION FOR THIS BIOMASS ENERGY PROJECTS, THE TOTAL CONSTRUCTION TERM IS 2 YEARS. THE EXPECTED/ESTIMATED COMPLETION FOR THE FULL CONSTRUCTION FOR FULLY PRODUCTION FOR THIS BIOMASS PROJECT IS BEFORE  DEC. 30 2009.
Both Responsibility

Party A Responsibility:

   1.It has the responsibility to negotiate with country、province  and ChengDe City charge department, according to both of the party assurance content, which includes construction scale、water consume capacity、terra impropriating acreage、environmental protection standard、electrovalence、net electrical  capacity、nationality prescribe and project constriction scheme, after Party B supporting related files, Party A will complete project approving procedure and terra expropriation documents and assist to transact else related department necessary approve document and procedures.

2. It has the responsibility to negotiate with each department and assist Party B to transact with registration of main body company in the project. It should complete prophase related work of the approved project.

3. All of the official preferential policy from country province ChengDe City and LongHua county Party A should give to Party B according to the most preferential policy taking non- repeatedly Cancel the administration charge in county self-class during the time of Part B construction period (Excluding necessary charge). ASSIST TO NEGOTIATE TO ACHIEVE FOR ALL THE city class/ departments related charges will be reduced to the minimum with the best benefit.

4 It has the responsibility to get THE APPROVAL FROM THE STATE GOVERNMENT AS RELATED POLICIES APPROVED  FOR THE the reasonable electrical capacity /electricity prices

5 The BIOMASS ENERGY power plant has the total lands position for  200 MU ( 1MU = 667 SQ.METERS), according to the STATE GOVERNMENT POLICIES FOR INDUSTRIAL LANDS, the lowest charge for industry LANDS is RMB 56,000 Yuan/Mu , for encouraging Party B’s further investment, Party A agrees to pay for 26,000 Yuan /MU for party B. After approv 1 from the PROVINCIAL GOVERMENT, Party A should pay RMB 8.2 million Yuan, Party B should pay RMB 3 million Yuan in advance to the ordained account to declare glebe / lands ownership / rights. After province approving and sending to county, Party B pay the left RMB 2.2 Yuan to Party B in one time, Party A should provide Party A the lands / 200 m u 's certificate in 90 days, Party B will possess the 200 M U LANDS right for 50 years AS STATE GOVERMENT LANDS POLICY.

6 After THIS BIOMASS ENERGY COMP LETED INTO FULL PRODUCTION, IN THE 1ST YEAR PRODUCTION FOR ELECTRICITY POWER, PARTY A'S FINANCE DEPARTMENT WILL PAY BACK FOR THE 10% OF THE TOTAL TAX PAID BY PARTY B-BACK TO PARTY B: MAINLY TO PAY BACK TO PARTY B: WHICH PARTY PAID FOR THE LANDS (200MU) COST: 5,200,000 YUAN FROM PARTY B AND 10-15MU LANDS (FOR STRAW-CORN) BASE) COST FOR 1,500,000 YUAN-2,000,000 YUAN: TOTAL 6,700,000-7,200,000 YUAN: RESULTS: THE TOTAL LANDS FOR THE PARTY B:20 MU PLUS 10-15MU=215 MU LANDS WILL BE TOTALLY "FREE OF CHARGE" EVENUTUALLY: AFTER THE PARTY A: PAYING BACK THE TAX TO PARTY B: BENEFICIAL POLICIES FOR BIOMASS ENERGY PROJECTS.

7 It has the responsibility to complete the construction of extending in four directions and one plane of the project address, according to the construction schedule. It also has to harmony using naturally after producing running.

8 Party A should assist Party B to achieve / obtain for additional 10-15mu (1mu=667 sq.meter) lands as the BASS TO GROW STRAW REPIDLY: LANDS RIGHTS FOR 50 YEARS: COST FOR 1,500,000-2,000,000 YUAN WILL BE PAID FOR BY PARTY B, AND PARTY A WILL RESPONSIBLE FOR GETTING / APPROVAL / OBTAINING THE LANDS: ANY COAST FURHTER: PARTY A WILL ALSO Assist to HAVE THIS BIOMASS ENERGY PROJECTS TO BE APPROVED / INCLUDED INTO "CHINA STATE GOVERMENT SUPPORTING PROJECTS", AND ALSO TO HAVE FURTHER GOVERMENT RELATED POLICIES' SUPPORTS.

9 After THE full completion / production of this BIOMASS ENERGY power plant, according to (The people's republic of china solid rubbish enviroment prevention and cure law), following law, to forbid the action / BEHAVIORS FOR burning the cORN- straw in the county, PARTY A　promises TO PROVIDE PARTY B WITH "STRW RESOURSES SUPPLY "FOR THIS BIOMASS ENERGY PROJECTS, AND ALSO ASSIST TO ESTABLISH "STRAW-FUEL"'S PURCHASING-CONSOLIDATION-TRANSPORTATION-NET: TO ENSURE FOR THE PLENTY B'S BIOMASS ENERGY PROJECTS.

    10 During the construction period of BIOMASS ENERGY power plant, Party A permits Party B to make well on the construction ground for construction consuming water. Before completing of the BIOMASS ENERGY power plant, Party A RESPONSE FOR  providing wellhead wells, which PROVIDE WITH 4000 ton water per day, and transposition pipelines, confirm offering water to the industry after the industry running, free for water charge in FIRST three years. Beginning at the fourth year, water resource charge is RMB 40 thousand Yuan/ year. IN any three years periods,  Party A ensure the water price's adjustment will be not higher than 10% ( inflation for water price)

11 It is pledged that Party B as the sole company, which has the power to investigating and constructing to  EXECUTE / DEVELOPMENT THE  BIOMASS ENERGY power plant in LongHua county; AGREE TO not have any similar BIOMASS ENERGY PROJECTS IN LONG-HUA COUNTY (EXCLUSIVE RIGHTS).

12 During the period of construction / DEVELOPMENT OF THIS BIOMASS ENERGY PROJECTS, Party A has the responsibility to COORDINATION FOR THE environments ISSUES.

Party B Responsibility:

1 After THIS AGREEMENT SIGNED FOR EFFECTIVE, Party B should arrange to prepare FOR construct and preparation work of the BIOMASS 　project immediately.

2 It should cooperate with Party A actively, to complete project related document workout and project approving apply report environment appraise locations selecting and etc.

3 PARTY B WILL responsible TO PROVIDE RBM 1.65 million Yuan TO PARTY A FOR FURTHER FULL COMPLETION GOVERMENT approving procedure and documents FOR THIS BIOMASS PROJECTS: PARTY B'S BIOMASS PROJECT CONSTRUCTION PERMITS / APPROVAL WITHIN half of the year.

Project construction charge will raise money by Party B. organization and construction of Project Company will complete register and etc. procedure following related require.

Party B ENSURE to use RICHWAY'S NEWEST-CAPS heat decompose technology to build BIOMASS ENERGY power plant and ENSURE TO MEET WITH  the requirement of nation a 1 environment protection　standards : for sewage tail gas and waste residue letting.

6 It ensures to provide / support BIOMASS ENERGY power plant:with technologies and equipments for this BIOMASS, AND ALSO WITH THE project design and production technology technical flow testing checking and etc. Technologies, that all accords to this Agreement requires production quality and production ability / capacity.

7 It has the responsibility on scene construction、equipment installation debugging and test production.

8 It responds on recruiting eligible employee and pledges this power plant equipment running in normal condition and all maintain and maintenance works. At the normally running time of this factory, Party B should pledge there was an eligible high-QUALITY- employee group.

9 It assumes all water、electricity gas and communication charges in this factory.

10 PARTY B will responsible for its own investments / debts / obligations, as well as PROFITS, RISK / LOSS.

11 Within THE BIOMASS PROJECTS LANDS AREAS, it has the right to construct projects WHICH ARE related to this biomass energy project.

ANY OTHER ISSUES NEED TO BE DEFINED, BOTH PARTIES CAN SIGN / EXECUTE FURTHER ADDITIONAL AGREEMENTS: ALL WILL BE LEGALLY EFFECTIVE.

This agreement has six ORIGINAL
COPIES, Party A holds two ORIGINAL
COPIES and Party B holds four ORIGINAL
COPIES.

Party A:	Party B:
LongHua County civil government	BeiJing JinRenTaiHe Trade Ltd.
(CHINA POWER INC)

/s/	/s/
Name	Name
Title	Title

October 10,2007